BLACKROCK NATURAL RESOURCES TRUST

(the “Fund”)

Supplement dated June 30, 2017 to the Fund’s Prospectus and Summary Prospectus, each dated November 28, 2016, as supplemented to date

Effective July 1, 2017, the following changes are made to the Fund’s Prospectus and Summary Prospectus:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Natural Resources Trust — Performance Information” and the section of the Fund’s Summary Prospectus entitled “Key Facts About BlackRock Natural Resources Trust — Performance Information” are supplemented as follows:

Effective July 1, 2017, the Fund will change the benchmark against which it measures its performance from the S&P North American Natural Resources Sector Index to the S&P Global Natural Resources Index. Fund management believes the S&P Global Natural Resources Index more accurately reflects the investment strategy of the Fund. The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

For the one year, five year and ten year periods ended December 31, 2016, the average annual total returns for the S&P Global Natural Resources Index were 32.28%, -0.24% and 1.07%, respectively.

Shareholders should retain this Supplement for future reference.

ALLPR-NR-0617SUP